                                                                   EXHIBIT 10.28
                               WARRANT AGREEMENT
                               -----------------

          This WARRANT AGREEMENT (this "Agreement") is made as of November 24,
                                        ---------
1999, by and among GTCR Capital Partners, L.P., a Delaware limited partnership (the "Purchaser"), and ZEFER Corp., a Delaware corporation (the "Company").
      ---------                                                  -------
Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Section 5A hereof.

          WHEREAS, the Company and the Purchaser have entered into a Loan Agreement, dated as of the date hereof (as the same shall be modified, amended and supplemented from time to time, the "Loan Agreement");
                                         --------------

          WHEREAS, pursuant to the Loan Agreement, the Purchaser will make a loan to the Company on the date hereof in the principal amount of $12,789,175 (the "Initial Loan") and, subject to the terms and conditions of the Loan
      ------------
Agreement, will make loans to the Company from time to time after the date hereof (each a "Subsequent Loan", and together with the Initial Loan, the
                ---------------
"Loans") up to an aggregate principal amount (excluding the Initial Loan) of
 -----
$19,407,121 (the "Aggregate Subsequent Loan Amount");
                  --------------------------------

          WHEREAS, as an inducement and partial consideration to the Purchaser to enter into the Loan Agreement and to make the Loans, the Company has agreed to (i) issue to the Purchaser on the date hereof a warrant (the "Common
                                                                 ------
Warrant") representing the right to purchase the Common Warrant Shares from the
-------
Company, (ii) issue to the Purchaser on the date hereof a warrant (the "Initial
                                                                        -------
Preferred Warrant") representing the right to purchase the Initial Preferred
-----------------
Warrant Shares from the Company, and (iii) issue to the Purchaser on the date of each Subsequent Loan a warrant (each a "Subsequent Preferred Warrant", and
                                        ----------------------------
together with the Common Warrant and the Initial Preferred Warrant, the

"Warrants") representing the right to purchase Subsequent Preferred Warrant
---------
Shares from the Company, in each case pursuant to the terms and conditions of this Agreement and in the form of Exhibit A attached hereto; and
                                  ---------

          WHEREAS, the Company has authorized the issuance of the Warrants to the Purchaser pursuant to the terms and conditions of this Agreement and each such Warrant.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Issuance of Warrants; Closings.
                 ------------------------------

           1A.   Initial Closing.  The issuance of the Common Warrant and the
                 -------------
Initial Preferred Warrant (collectively, the "Initial Warrants") to the
                                              ----------------
Purchaser (the "Initial Closing") shall take place simultaneously with the
                ---------------
closing of the Initial Loan pursuant to the Loan Agreement. The date of the Initial Closing is hereinafter referred to as the "Initial Closing Date."
                                                   --------------------

          1B.    Issuance of Initial Warrants.  At the Initial Closing, the
                 ----------------------------
Company shall issue to the Purchaser the Initial Warrants representing the right to purchase the Common Warrant Shares and the Initial Preferred Warrant Shares. The Initial Warrants shall be exercisable immediately upon issuance thereof, and the Purchaser may exercise all or any portion of the Initial Warrants at any time and from to time thereafter.

          1C.   Subsequent Closings.  The issuance of each Subsequent Preferred
                -------------------
Warrant to the Purchaser (each a "Subsequent Closing") shall take place
                                  ------------------
simultaneously with the closing of each Subsequent Loan. The date of each Subsequent Closing is hereinafter referred to as a "Subsequent Closing Date").
                                                    -----------------------

          1D.   Issuances of Subsequent Preferred Warrants.  At each Subsequent
                ------------------------------------------
Closing, the Company shall issue to the Purchaser a Subsequent Preferred Warrant representing the right to purchase a number of Subsequent Preferred Warrant Shares equal to the product of (i) the total number of Subsequent Preferred Warrant Shares, multiplied by (ii) a fraction, (A) the numerator of which is an
                ---------- --
amount equal to the principal amount of the Subsequent Loan made by the Purchaser at such Subsequent Closing and (B) the denominator of which is an amount equal to the Aggregate Subsequent Loan Amount.

     SECTION 2. Representations and Warranties of the Company.  As of the
                ---------------------------------------------
Initial Closing, and as of each Subsequent Closing, the Company represents and warrants to the Purchaser as follows:

          2A.   Good Standing.  The Company is a corporation duly organized,
                -------------
validly existing and in good standing under the laws of the State of Delaware.

          2B.   Authority Relative to this Agreement.  The Company has all
                ------------------------------------
requisite corporate power and authority to enter into and perform this Agreement and to issue and deliver the Warrants to the Purchaser. The execution, delivery and performance by the Company of this Agreement, including the issuance and delivery of the Warrants to the Purchaser, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

          2C.   No Conflict or Violation.  The execution and delivery of this
                ------------------------
Agreement by the Company, the performance by the Company of its obligations hereunder and the issuance and delivery of the Warrants to the Purchaser does not and will not conflict with or result in a violation of (i) the charter or bylaws of the Company or (ii) any agreement, instrument, law, rule, regulation, order, writ, judgment or decree to which the Company is a party or is subject, except for such conflicts and violations which will not, individually or in the aggregate, have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or business prospects of the Company and will not deprive the Purchaser of any material benefit under this Agreement.

          2D.   Validity of Issuance. The Warrants to be issued to the Purchaser
                --------------------
pursuant to this Agreement and the Warrant Shares issued upon exercise of the Warrants will, when issued, be duly and validly issued, fully paid and non-assessable.

          2E.   Capital Structure (Initial Closing).  The authorized and issued
                -----------------------------------
capital stock of the Company as of the Initial Closing and immediately thereafter is as set forth on the Capitalization Schedule dated as of the
                                  -----------------------
Initial Closing Date and attached hereto.

          2F.   Capital Structure (Subsequent Closings).  The authorized and
                ---------------------------------------
issued capital stock of the Company as of any Subsequent Closing and immediately thereafter will be as set forth on the Capitalization Schedule dated as of such
                                       -----------------------
Subsequent Closing Date and provided to the Purchaser prior to such Subsequent Closing.

     SECTION 3. Investment Representations; Legends.
                -----------------------------------

          3A.   Investment Representations.  The Purchaser hereby represents and
                --------------------------
warrants to the Company that the Purchaser is acquiring the Warrants, and to the extent any such Warrant has been exercised, the Warrant Shares, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that it will not, directly or indirectly, offer, transfer or sell any Warrant or any Warrant Shares, or solicit any offers to purchase or acquire any Warrant or any Warrant Shares, unless the transfer or sale is (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act") and has
                                                        --------------
been registered under any applicable state securities or "blue sky" laws or (ii) pursuant to an exemption from registration under the Securities Act and all applicable state securities or "blue sky" laws.

          3B.   Additional Investment Representations.  The Purchaser hereby
                -------------------------------------
represents and warrants to the Company that (i) it has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment hereunder, (ii) it is able to incur a complete loss of such investment, (iii) it is able to bear the economic risk of such investment for an indefinite period of time and (iv) it is an "accredited investor" as that term is defined in Regulation D under the Securities Act.

          3C.   Legends. The Purchaser hereby acknowledges that the Company will
                -------
stamp or otherwise imprint each Warrant with a legend in substantially the following form:

          THIS WARRANT AND ANY SHARES OF STOCK OBTAINABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE'S SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION THEREFROM.

          In connection with the transfer of any Warrant or any Warrant Shares (other than a transfer pursuant to a public offering registered under the Securities Act, pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or any similar rules then in effect) or to an affiliate of the Purchaser), the Purchaser shall deliver, upon the reasonable request of the Company, an opinion of counsel, which counsel shall be knowledgeable in securities laws and which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer may be effected without registration under the Securities Act. Upon receipt of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend no longer applies to any particular Warrant and/or Warrant Shares, the Company shall promptly issue a replacement Warrant and/or replacement certificate evidencing such Warrant Shares (as applicable), which does not contain such legend.

          In addition, the Purchaser hereby acknowledges that, so long as any particular Warrant Shares remain Stockholder Shares (as defined in the Stockholders Agreement), the Company will stamp or otherwise imprint each Warrant and/or certificate evidencing such Warrant Shares with a legend in substantially the following form:

     THIS WARRANT AND ANY SHARES OF STOCK OBTAINABLE UPON ITS EXERCISE ARE SUBJECT TO CERTAIN TRANSFER AND VOTING RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT, DATED AS OF MARCH 23, 1999 (AS AMENDED AND MODIFIED FROM TIME TO TIME), AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

          Upon any Warrant Shares ceasing to be Stockholder Shares (as defined in the Stockholders Agreement) in accordance with the terms of the Stockholders Agreement, the Company shall promptly remove the legend set forth immediately above from any Warrant and/or certificate evidencing such Warrant Shares.

     SECTION 4.  Inspection Rights. The Company shall permit any representatives
                 -----------------
designated by the Purchaser (so long as the Purchaser or any affiliate of the Purchaser holds any Warrant Shares), any holder of at least 50% of the Warrant Shares that are Common Stock or any holder of at least 50% of the Warrant Shares that are Class A Preferred, upon reasonable notice and during normal business hours and at such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its subsidiaries,
(ii) examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of the Company and/or any of its subsidiaries with their respective directors, officers, key employees and independent accountants (it being understood that such representatives will keep all non-public information confidential to the full extent permitted by applicable law).

     SECTION 5.  Miscellaneous
                 -------------

          5A.    Definitions.  For the purposes of this Agreement, the following
                 -----------
terms shall have the following meanings:

          "Class A Preferred" means the Company's Class A Preferred Stock, par
           -----------------
value $.01 per share.

          "Common Stock" means the Company's Common Stock, par value $.01 per
           ------------
share.

          "Common Warrant Shares" means 1,237,804 shares of Common Stock
           ---------------------
obtained or obtainable upon exercise of the Common Warrant, as such number of shares shall be adjusted from time to time in accordance with Section 2 of the Common Warrant.

          "Initial Preferred Warrant Shares" means 1,499 shares of Class A
           --------------------------------
Preferred obtained or obtainable upon exercise of the Initial Preferred Warrant, as such number of shares shall be adjusted from time to time in accordance with
Section 2 of the Initial Preferred Warrant.

          "Stockholders Agreement" shall mean that certain Stockholders
           ----------------------
Agreement dated as of March 23, 1999 (as amended and modified from time to time), by and among the Company and certain of its stockholders.

          "Subsequent Preferred Warrant Shares" means 4720 shares of Class A
           -----------------------------------
Preferred obtained or obtainable upon exercise of the Subsequent Preferred Warrants, as such number of shares shall be adjusted from time to time in accordance with Section 2 of the Subsequent Preferred Warrants.

          "Warrant Shares" means, collectively, the Common Warrant Shares, the
           --------------
Initial Preferred Warrant Shares and any Subsequent Preferred Warrant Shares then outstanding.

          5B.  Notices.  All notices and other communications provided for
               -------
herein shall be dated and in writing and shall be deemed to have been duly given
(i) when delivered, if delivered personally, sent by registered or certified mail, return receipt requested and postage prepaid, or sent via nationally recognized overnight courier or via facsimile with confirmation of receipt and
(ii) when received if delivered otherwise, to the party to whom it is directed:

          If to the Company:
          -----------------

          ZEFER Corp.
          711 Atlantic Ave.
          6/th/ Floor
          Boston, MA 02111
          Attention:     Sean Mullaney
          Facsimile No.: (617) 451-8001
          with a copy to:
          --------------

          GTCR Fund VI, L.P.
          c/o GTCR Golder Rauner, L.L.C.
          6100 Sears Tower
          Chicago, IL 60606
          Attention:     Philip A. Canfield
                         Timothy P. McAdam
          Facsimile No.: (312) 382-2201


          If to the Purchaser:
          -------------------

          GTCR Capital Partners, L.P.
          c/o GTCR Golder Rauner, L.L.C.
          6100 Sears Tower
          Chicago, IL 60606
          Attention:     Philip A. Canfield
                         Timothy P. McAdam
          Facsimile No.: (312) 382-2201


          with a copy to:
          --------------

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, IL 60601
          Attention: Stephen L. Ritchie, Esq.
          Facsimile No.: (312) 861-2200

or to such other address as any party hereto shall have provided in a written notice to the others.

          5C.  Assignment.  This Agreement and all the provisions hereof shall
               ----------
be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any rights or obligations hereunder shall be assigned by the Company without the prior written consent of the Purchaser.

          5D.  Amendment.  This Agreement may be amended only by a written
               ---------
instrument signed by the Company, the holders of a majority of the Warrant Shares that are Common Stock and the holders of a majority of the Warrant Shares that are Class A Preferred.

          5E.  Waiver.  Any party hereto may (a) extend the time for the
               ------
performance of any of the obligations or other acts of the other party hereto,
(b) waive any inaccuracies in the
representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a party hereto to any such extension or waiver shall only be valid as to such party if set forth in an instrument in writing signed by such party.

          5F.  Severability.  In the event that any one or more of the
               ------------
provisions hereof, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired; it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          5G.  Governing Law.  All questions concerning the construction,
               -------------
validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          5H.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts (including by means of facsimile), each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

          5I.  Descriptive Headings.  The headings in this Agreement are for
               --------------------
convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

          5J.  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including each Subsequent Closing), regardless of any investigation made by the Purchaser or on its behalf.

          5K.  Purchase Prices for Initial Warrants.   The Company and the
               ------------------------------------
Purchaser hereby agree that for purposes of Sections 1271 through 1275 of the Internal Revenue Code of 1986, as amended (or any successor statute), the aggregate original purchase price of the Common Warrant is $6,189,020.00 and the aggregate original purchase price of the Initial Preferred Warrant is $1,499,000.00, which purchase prices will be used by the Company and the Purchaser, as appropriate, for financial reporting and income tax purposes.

          5L.  Entire Agreement.  Except as otherwise expressly set forth
               ----------------
herein, this Agreement, the Loan Agreement and the Warrants embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                           *       *        *       *

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be signed by its duly authorized officers as of the date first written above.


                              ZEFER CORP.

                              By:   /s/ Sean W. Mullaney
                                    -----------------------------------

                              Its:   Vice President
                                    -----------------------------------



                              GTCR CAPITAL PARTNERS, L.P.

                              By:   GTCR Mezzanine Partners, L.P.
                              Its:  General Partner

                              By:   GTCR Partners VI, L.P.
                              Its:  General Partner

                              By:   GTCR Golder Rauner, L.L.C.
                              Its:  General Partner

                              By:   /s/ Philip A. Canfield
                                    -----------------------------------
                              Its:  Principal